UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2011

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4705 S. Apopka Vineland Rd. Suite 210 Orlando, FL	32819
(Address of principal executive offices)	(zip code)

(407) 909-8015

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 27, 2011, API Technologies Corp. (“API” or the “Company”) filed a Form 8-K to report its acquisition of SenDEC Corporation, a New York corporation (“SenDEC”). The Company indicated that it would file the financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b), respectively, no later than the date required by Item 9.01 of Form 8-K. This Amendment No. 1 to Form 8-K is filed to provide such financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(1)(A) The audited financial statements of SenDEC for the years ended July 31, 2010 and July 31, 2009 are filed as Exhibit 99.1 hereto and incorporated herein by reference and (B) the unaudited interim financial statements of SenDEC for the three months ended October 31, 2010 and 2009 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

(1) The unaudited pro forma condensed combined financial information of the Company and its subsidiaries for the six months ended November 30, 2010 and for the year ended May 31, 2010 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

2.1(1)	Agreement and Plan of Merger dated January 9, 2011.

23.1	Consent of Bonadio & Co., LLP, Independent Auditors with respect to SenDEC.

99.1	Consolidated audited financial statements of SenDEC as of July 31, 2010 and 2009 and for the two years in the period ended July 31, 2010.

99.2	Consolidated unaudited financial statements of SenDEC for the three months ended October 31, 2010 and 2009.

99.3	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries for the six months ended November 30, 2010 and for the year ended May 31, 2010.

(1)	Incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K, filed with the SEC on January 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API TECHNOLOGIES CORP.

Date: April 7, 2011	By:	/s/ Andrew Laurence
Andrew Laurence
Chief Accounting Officer and Vice President of Finance